FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  June 6, 2007
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                                Tower Group, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                    000-50990                  13-3894120
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(State or other jurisdiction   Commission File Number:          (IRS Employer
     or incorporation)                                       Identification No.)

     120 Broadway, 31st Floor, New York, NY                         10271
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    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code  (212) 655-2000
                                                   -----------------------------

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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.133-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company and Steven G. Fauth, Senior Vice President, Claims and a member of the Board of Directors of the Company, agreed to enter into a Separation Agreement effective June 30, 2007 and a Consulting Agreement effective July 1, 2007. As part of these agreements, Mr. Fauth will resign both as an officer and a director of the Company and it subsidiaries, effective June 30, 2007. Mr. Fauth's resignation from the Board of Directors of the Company is not a result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Under the Separation Agreement, the Company agrees to (i) retain Mr. Fauth as a consultant from July 1, 2007 through December 31, 2007; (ii) pay Mr. Fauth a lump sum equal to $571,135, less applicable deductions; (iii) provide health care coverage for up to 24 months; (iv) accelerate the vesting of any unvested equity awards to June 30, 2007; and (v) extend the expiration of any stock options to a date to 9 months following the termination date. The Separation Agreement and Consulting Agreement supersede the Employment Agreement dated August 1, 2004 between the Company and Mr. Fauth, except that Sections 10(b) (Confidential Information), 10(c) (Non-solicitation) and 10(d) (Non-interference with Customers or Producers) of the Employment Agreement continue and are incorporated into the Separation Agreement. The Separation Agreement, which contains release, non-suit and other provisions customary for this type of agreement, is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Under the Consulting Agreement, the Mr. Fauth agrees to consult with the Company for the period July 1, 2007 until December 31, 2007 in consideration for a lump sum payment of $190,379 on or before July 1, 2007. The Consulting Agreement, which contains confidentiality and other provisions customary for this type of agreement, is filed as Exhibit 10.2 hereto and is incorporated by reference herein.


Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

Exhibit
Number                                      Description

10.1 Separation Agreement effective June 30, 2007 between the Company and Steven G. Fauth
10.2 Consulting Agreement effective July 1, 2007 between the Company and Steven G. Fauth

99.1     Press Release issued by Tower Group, Inc. dated June 6, 2007

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                    Tower Group, Inc.
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                                                      (Registrant)

Date   June 7, 2007
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                                       /s/ Stephen L. Kibblehouse
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                                                      (Signature)*
                                       Stephen L. Kibblehouse
                                       Senior Vice President & General Counsel


*Print name and title of the signing officer under his signature.